The St. Regis San Francisco Entegris 2015 Analyst Meeting Entegris 2015 Analyst Meeting July 14, 2015 July 14, 2015 Exhibit 99.1

Entegris 2015 Analyst Meeting  |  2
Agenda
Agenda
1:30 PM
Welcome, Agenda, Safe Harbor
Steven Cantor
VP, Corporate Relations
1:35 PM
A Premier Materials and Solutions Provider
Bertrand Loy
President and CEO
1:50 PM
A Platform for Growth and Stability
Todd Edlund
SVP and COO
Differentiation in a Disruptive Environment
James O’Neill
CTO
2:15 PM
Financial Perspective
Greg Graves
Executive VP and CFO
Q&A
3:30 PM
Meeting Close

Entegris 2015 Analyst Meeting  |  3
Safe Harbor
Safe Harbor
Certain information contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current management expectations only as of the date of this presentation, and involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements.
Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,”
“may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, risks relating to the integration of ATMI, Inc.
into Entegris, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and
Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,”
“Manufacturing Risks,” “International Risks,” and “Risks Related to Owning Our Securities” in
Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as other matters and important factors disclosed previously and from time to time in the filings of
Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

Bertrand Loy President and CEO Bertrand Loy President and CEO A Premier Materials and Solutions Provider A Premier Materials and Solutions Provider

Entegris 2015 Analyst Meeting  |  5
The ATMI acquisition has been a success and is creating
significant value for all stakeholders
IoT and new technology trends will continue to drive growth
in our end markets
Positioned to outperform market by leveraging our unique
combination of technology breadth, global capabilities and
customer relationships
Recurring, unit-driven sales across the ecosystem provides
stable business model
Proven execution, strong operating leverage and disciplined
capital allocation will drive significant EPS expansion
Key Takeaways
Key Takeaways

Entegris 2015 Analyst Meeting  |  6
*Trailing twelve months, as reported, Non-GAAP, ending 3/28/15
Entegris Today
Entegris Today
Revenues
$1.1 Billion
*
EBITDA Margin
22%
*
EPS
$0.78
*
Unit-Driven Sales
77%

Entegris 2015 Analyst Meeting  |  7
Enhanced scale and growth potential
Significant cost synergies
Efficient balance sheet
EPS expansion
Transaction closed April 2014, one year later…
ATMI –
A Transformational Deal
ATMI –
A Transformational Deal
We’re not just a bigger platform, we’re a better company
Complementary platforms fully
integrated
$30 million annual synergies
in place
Lower cost of capital as a result
of favorable debt structure
Unlocking EPS growth in 2014-15

Entegris 2015 Analyst Meeting  |  8
Over time, unit growth (MSI) far exceeds industry capital spending (WFE)
MSI = millions of square inches of silicon; WFE = wafer fab equipment
Source: Gartner, April 2015
Positive Unit Growth in the Industry
Positive Unit Growth in the Industry
2001-2018 CAGR:
MSI 6.5%  WFE 2.8%
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
Normalized Growth: MSI and WFE 2001-2018
MSI
WFE

Entegris 2015 Analyst Meeting  |  9
Entegris will Benefit from the Internet of Things
Entegris will Benefit from the Internet of Things
Hyperconnectivity and big data are driving IC growth
Servers/Storage
More powerful and
ubiquitous server farms
PC | mobile | wearable
Infrastructure | health | auto
home | everywhere
Sensors
Devices

Entegris 2015 Analyst Meeting  |  10
MSI = millions of square inches of silicon; nm = nanometer
Source: Gartner, April 2015
A Unit-Driven Model + Sticky Solutions = Greater Stability
A Unit-Driven Model + Sticky Solutions = Greater Stability
Semiconductor Industry Year-End Capacity by Linewidth
(MSI/Year)
Growth at the
leading edge
Stable recurring
revenue at legacy
nodes
0
500
1,000
1,500
2,000
2,500
3,000
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12
13
14
15
16
17
18
19
Year
0.5 micron -
130 nm
90 nm -
45 nm
32 nm -
22 nm
14 nm -
10 nm

Entegris 2015 Analyst Meeting  |  11
Supplying solutions across the ecosystem
*Trailing twelve months, as reported, Non-GAAP, ending 3/28/15
Uniquely Diverse Customer Mix
Uniquely Diverse Customer Mix
Equipment
Makers
Device
Makers
Materials Suppliers
2
3
4
5
6-10
All others
57.0%
10%
5%
5%
6%
14%
Customer Rank
Top 10 Customers Comprise
Approx. 43% of Sales*
1
3%

Entegris 2015 Analyst Meeting  |  12
Customer Value Proposition:
Higher yields, improved performance, reduced costs
Leveraging technology, people and processes to address customer needs
The Three Pillars of Our Organic Growth Strategy
The Three Pillars of Our Organic Growth Strategy
Global Infrastructure
Operational Excellence
Technology Portfolio

Entegris 2015 Analyst Meeting  |  13
Leveraging the Platform to Adjacent Markets
Leveraging the Platform to Adjacent Markets
*Trailing twelve months, as reported, ending 3/28/15
LED
Data
Storage
Entegris
Entegris
Flat
Panel
Resource
Efficiency
Other
Industrial
Non-Semi 21%
Solar
Semiconductor 79%
Life
Sciences
Revenue by Market*

Entegris 2015 Analyst Meeting  |  14
Going Forward –
Creating Value for Stakeholders
Going Forward –
Creating Value for Stakeholders
Growth in excess of market
(100-200 bps)
Achieve target model
Pay down debt
EPS growth
Growth in excess of market
(100-200 bps)
Achieve target model
Pay down debt
EPS growth
Financial
objectives
Investment
priorities
R&D
Internal capabilities
New market development
Superior profitability
Financial discipline
Target
model

Todd Edlund SVP and COO Todd Edlund SVP and COO A Platform for Growth and Stability A Platform for Growth and Stability

Entegris 2015 Analyst Meeting  |  16
Customer Value Proposition:
Higher yields, improved performance, reduced costs
Leveraging technology, people and processes to address customer needs
The Three Pillars of Our Organic Growth Strategy
The Three Pillars of Our Organic Growth Strategy
Global Infrastructure
Operational Excellence
Technology Portfolio

Entegris 2015 Analyst Meeting  |  17
Breadth of Entegris Portfolio
Breadth of Entegris Portfolio
Market leadership positions across the entire IC wafer fabrication process
A leader in yield-enabling materials and solutions for advanced manufacturing
Lithography
Advanced
Photoresist
Packaging
Advanced
Photoresist
Packaging
Filtration and
Dispense
Filtration and
Dispense
Gas/Liquid
Purification
Gas/Liquid
Purification
Etch
Gas Filters
and
Diffusers
Gas Filters
and
Diffusers
Gas
Purification
Gas
Purification
Specialty
Materials
Specialty
Materials
Deposition
Copper
Plating
Copper
Plating
CVD and ALD
Deposition
Materials
CVD and ALD
Deposition
Materials
Gas Filtration
and
Purification
Gas Filtration
and
Purification
Clean
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
Fluid
Handling
Fluid
Handling
Containers
Containers
CMP
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
CMP Cleaning
Brushes
CMP Cleaning
Brushes
Implant
Safe Gas
Delivery
Systems
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Electrostatic
Chucks
Fab Facility
Advanced
FOUPs
Advanced
FOUPs
AMC
Filtration
AMC
Filtration
Bulk
Chemical
Delivery
Bulk
Chemical
Delivery
Wafer
Shippers
Wafer
Shippers
Gas
Purification
Gas
Purification
Reticle Pods
Reticle Pods
Specialty
Materials
Specialty
Materials
Specialty
Materials
Specialty
Materials
Formulated
Cleans
Formulated
Cleans
Pad
Conditioners
Pad
Conditioners
TECHNOLOGY BREADTH/DEPTH

Entegris 2015 Analyst Meeting  |  18
Direct engagement by
engineering teams
Pilot capability at most sites
Direct engagement by
engineering teams
Pilot capability at most sites
Growing our share
*NDAs and JDAs –
Entegris only prior to 2014
Deepening Our Collaboration with Strategic Customers
Deepening Our Collaboration with Strategic Customers
Relevant,
Trusted
Technology
Partner
Relevant,
Trusted
Technology
Partner
Application
and Process
Knowledge
Application
and Process
Knowledge
We Develop
Relevant Final
Solution
We Develop
Relevant Final
Solution
We Listen
We Listen
We Respond
Quickly with
Prototypes
We Respond
Quickly with
Prototypes
Expanded applications excellence
Faster new product development
12
25
47
67
2011
2012
2013
2014
Joint Development Agreements*
with Top IDMs and OEMs
TECHNOLOGY BREADTH/DEPTH

Entegris 2015 Analyst Meeting  |  19
6.4%
7.1%
8.0%
9.1%
9.8%
2011
2012
2013
2014
2015
YTD
Entegris R&D/Sales*
Half of increase focused on
advanced research and core
science
Technical resources in Asia have
grown by 30%
Actively engaged with customers
defining
10
nm
processes
–
focus
of our 2015 new product launches
Maintained commitment to
target model
Entegris Has a Full Product Pipeline
Entegris Has a Full Product Pipeline
Shifting resources towards R&D to be the preferred partner for 1x nodes
*2011-14 as reported prior to acquisition of ATMI on April 30, 2014
TECHNOLOGY BREADTH/DEPTH

Entegris 2015 Analyst Meeting  |  20
Gases and Gas-
Wetted Surfaces
Solids and Solid
Materials Delivery
Wet Chemistries and
Wetted Surfaces
Entegris has unique ability to “put the pieces together” in the materials space
Technology Breadth and Depth:
Unlocking the Power of the New Entegris
Technology Breadth and Depth:
Unlocking the Power of the New Entegris
Customers Care About:
Technology Performance
Process Yield
Device Cost
Device
Equipment
Materials
Co-optimized wet
chemical handling
solutions
Material sensing and
control
Application-based
clean gas delivery
solutions
Improved gas purifier
capacity and efficiency
New precursors
Enabling delivery
systems
Feedgas monitoring
and control
TECHNOLOGY BREADTH/DEPTH

Entegris 2015 Analyst Meeting  |  21
Taking advantage of our unique breadth of knowledge and product portfolio to move faster for our customers
New Initiatives Beginning on Many Levels
New Initiatives Beginning on Many Levels
Value-added
cross-selling of
existing products
Value-added cross-selling of
optimized products
New product development projects to
produce a synergistic solution
Fully integrated combinations of technologies
2017
2018
2015
New Platform
(Co-Marketing)
Co-Optimization
Co-Development
Integrated Solutions
2016
TECHNOLOGY BREADTH/DEPTH

Entegris 2015 Analyst Meeting  |  22
Invested in infrastructure to serve global customer base
Global Infrastructure with Local R&D, Manufacturing and Support
Global Infrastructure with Local R&D, Manufacturing and Support
Deep technical expertise and application
knowledge
Unique capabilities to enhance speed,
effectiveness and efficiency of material
development process
Differentiating Product Development
Dedicated customer support organization
focused on specific customer needs
Collaborative customer engagements
leverage global state-of-the-art
infrastructure and tech centers
Strong Customer Relationships
Korea Tech Center
Taiwan Tech Center
Analytical Services Lab
i2M Center
Danbury Tech Center
San Diego Tech Center
Tokyo Applications Lab
GLOBAL INFRASTRUCTURE

Entegris 2015 Analyst Meeting  |  23
14 nm
100 nm
7 nm
32 nm
Evolving Requirements for Operational Excellence
Evolving Requirements for Operational Excellence
ISO 14000
On-Time Delivery
Cost Competitive
Roadmap Alignment
ISO 9001
EICC
ISO 14000
On-Time Delivery
Cost Competitive
Roadmap Alignment
ISO 16949
ISO 9001
EICC
ISO 14000
Conflict Minerals
On-Time Delivery
Cost Competitive
Cost of Ownership
Roadmap Alignment
Product Cleanliness
Advanced Metrology
Quality Standards
Pushed to Suppliers
Advanced Quality
Systems
Statistical Process
Control
ISO 16949
ISO 9001
Sustainability
Availability
Cost
Technology
Quality
OPERATIONAL EXCELLENCE
Requirements
continue to grow

Entegris 2015 Analyst Meeting  |  24
One of only 19 suppliers to receive this
award for 2014
“Intel recognizes Entegris’ dedication in
providing excellent performances across
cost, quality, availability, technology and
sustainability. We are looking forward to
Entegris’ continuing success and
partnership in 2015”
–
Tim Hendry, Intel VP and Director
of Fab Materials Operations
Entegris Received Intel’s 2014 Preferred Quality Supplier Award
Entegris Received Intel’s 2014 Preferred Quality Supplier Award
OPERATIONAL EXCELLENCE

James A. O’Neill, Ph.D. Chief Technology Officer James A. O’Neill, Ph.D. Chief Technology Officer Differentiation in a Disruptive Environment Differentiation in a Disruptive Environment

Entegris 2015 Analyst Meeting  |  26
Keeping on Moore’s Law has
required innovations in:
Lithography (Multi-patterning
and EUV)
3D Device Structures (3D NAND,
FinFET)
New materials (high k, cobalt,
Ge, III-V, etc.)
Technology Inflection Points Keep Moore’s Law Moving Ahead
Technology Inflection Points Keep Moore’s Law Moving Ahead
Increased complexity, shortening
lead times, yield sensitivity

Entegris 2015 Analyst Meeting  |  27
Why Materials Matter:
Advanced Electronics Require Advanced Materials
Why Materials Matter:
Advanced Electronics Require Advanced Materials
Increasing impact of materials innovation on chip performance
Source: Left –
Semico Research; right –
Entegris, Linx Consulting
Node in nm
Positioned to benefit from increased reliance on
formulated materials and growing complexity
Chips Becoming More Reliant on Materials...
Relevant Impact on Performance
...And More Complex
Process Steps to Manufacture Chip
65
45/40
32/28
22/20
14
Scaling
Design
Materials
Node in nm
0
400
800
1,200
1,600
2,000
2,400
2,800
65
45/40
32/28
22/20
14
10

Entegris 2015 Analyst Meeting  |  28
Insuring Contamination-Free Materials
From Production to Consumption
Insuring Contamination-Free Materials
From Production to Consumption
Contamination can occur at multiple points in a chemical’s journey to the wafer
Entegris has the technology to control contamination across
the fluidics stream –
from production to consumption
Materials  +  Contamination Control
=  Yield, Cost, Performance
Manufacturing
14 days cycle time
Transportation
45 days cycle time
Inventory
60 days cycle time
Sub-fab
7 days cycle time
Tool
1 day cycle time

Entegris 2015 Analyst Meeting  |  29
Litho 1
Right image: Intel High-k Penryn microchip 2009
Key Disruptive Technologies Below 14 nm
Key Disruptive Technologies Below 14 nm
Multi Patterning and EUV
New Structures
FinFET Device
Metal
gate
Ge/Si S/D
PMOS
New Materials
High-k metal gate transistor
New defect sources, greater sensitivity to defects
Challenging yield ramps
Difficult product introduction schedules
Fin Height
Fin Width
Gate Length
Litho 2
Post Develop.
Bake
Etch for
Line Control

Entegris 2015 Analyst Meeting  |  30
Process Implications of Inflection Point Innovations
Process Implications of Inflection Point Innovations
Multi-patterning
Entegris’ broad portfolio of solutions helps our
customers address the challenge of multipatterning
Lithography
Advanced
Photoresist
Packaging
Advanced
Photoresist
Packaging
Filtration and
Dispense
Filtration and
Dispense
Gas/Liquid
Purification
Gas/Liquid
Purification
Etch
Gas Filters
and
Diffusers
Gas Filters
and
Diffusers
Gas
Purification
Gas
Purification
Specialty
Materials
Specialty
Materials
Deposition
Copper
Plating
Copper
Plating
CVD and ALD
Deposition
Materials
CVD and ALD
Deposition
Materials
Gas Filtration
and
Purification
Gas Filtration
and
Purification
Clean
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
Fluid
Handling
Fluid
Handling
Containers
Containers
CMP
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
CMP Cleaning
Brushes
CMP Cleaning
Brushes
Implant
Safe Gas
Delivery
Systems
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Electrostatic
Chucks
Fab Facility
Advanced
FOUPs
Advanced
FOUPs
AMC
Filtration
AMC
Filtration
Bulk
Chemical
Delivery
Bulk
Chemical
Delivery
Wafer
Shippers
Wafer
Shippers
Gas
Purification
Gas
Purification
Reticle Pods
Reticle Pods
Specialty
Materials
Specialty
Materials
Specialty
Materials
Specialty
Materials
Formulated
Cleans
Formulated
Cleans
Pad
Conditioners
Pad
Conditioners
Advanced
Photoresist
Packaging
Filtration and
Dispense
CVD and ALD
Deposition
Materials
Formulated
Cleans
Filtration
Fluid
Handling
Containers
Advanced
FOUPs
AMC
Filtration
Reticle Pods
Formulated
Cleans
Gas Filters
and
Diffusers
Gas
Purification
Specialty
Materials

Entegris 2015 Analyst Meeting  |  31
Process Implications of Inflection Point Innovations
Process Implications of Inflection Point Innovations
3D NAND
Lithography
Advanced
Photoresist
Packaging
Advanced
Photoresist
Packaging
Filtration and
Dispense
Filtration and
Dispense
Gas/Liquid
Purification
Gas/Liquid
Purification
Etch
Gas Filters
and
Diffusers
Gas Filters
and
Diffusers
Gas
Purification
Gas
Purification
Specialty
Materials
Specialty
Materials
Deposition
Copper
Plating
Copper
Plating
CVD and ALD
Deposition
Materials
CVD and ALD
Deposition
Materials
Gas Filtration
and
Purification
Gas Filtration
and
Purification
Clean
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
Fluid
Handling
Fluid
Handling
Containers
Containers
CMP
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
CMP Cleaning
Brushes
CMP Cleaning
Brushes
Implant
Safe Gas
Delivery
Systems
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Electrostatic
Chucks
Fab Facility
Advanced
FOUPs
Advanced
FOUPs
AMC
Filtration
AMC
Filtration
Bulk
Chemical
Delivery
Bulk
Chemical
Delivery
Wafer
Shippers
Wafer
Shippers
Gas
Purification
Gas
Purification
Reticle Pods
Reticle Pods
Specialty
Materials
Specialty
Materials
Specialty
Materials
Specialty
Materials
Formulated
Cleans
Formulated
Cleans
Pad
Conditioners
Pad
Conditioners
CVD and ALD
Deposition
Materials
Gas Filtration
and
Purification
Formulated
Cleans
Filtration
Fluid
Handling
Containers
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Advanced
FOUPs
Gas Filters
and
Diffusers
Gas
Purification
Specialty
Materials
Formulated
Cleans
Entegris solutions are integral to the implementation
of advanced device structures like 3D NAND

Entegris 2015 Analyst Meeting  |  32
Process Implications of Inflection Point Innovations
Process Implications of Inflection Point Innovations
Cobalt
Lithography
Advanced
Photoresist
Packaging
Advanced
Photoresist
Packaging
Filtration and
Dispense
Filtration and
Dispense
Gas/Liquid
Purification
Gas/Liquid
Purification
Etch
Gas Filters
and
Diffusers
Gas Filters
and
Diffusers
Gas
Purification
Gas
Purification
Specialty
Materials
Specialty
Materials
Deposition
Copper
Plating
Copper
Plating
CVD and ALD
Deposition
Materials
CVD and ALD
Deposition
Materials
Gas Filtration
and
Purification
Gas Filtration
and
Purification
Clean
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
Fluid
Handling
Fluid
Handling
Containers
Containers
CMP
Formulated
Cleans
Formulated
Cleans
Filtration
Filtration
CMP Cleaning
Brushes
CMP Cleaning
Brushes
Implant
Safe Gas
Delivery
Systems
Safe Gas
Delivery
Systems
Electrostatic
Chucks
Electrostatic
Chucks
Fab Facility
Advanced
FOUPs
Advanced
FOUPs
AMC
Filtration
AMC
Filtration
Bulk
Chemical
Delivery
Bulk
Chemical
Delivery
Wafer
Shippers
Wafer
Shippers
Gas
Purification
Gas
Purification
Reticle Pods
Reticle Pods
Specialty
Materials
Specialty
Materials
Specialty
Materials
Specialty
Materials
Formulated
Cleans
Formulated
Cleans
Pad
Conditioners
Pad
Conditioners
The effect of integrating cobalt ripples through
other process modules where Entegris plays
Copper
Plating
CVD and ALD
Deposition
Materials
Formulated
Cleans
Filtration
Fluid
Handling
Containers
Formulated
Cleans
Filtration
CMP Cleaning
Brushes
Advanced
FOUPs
AMC
Filtration
Gas Filtration
and
Purification
Gas Filtration
and
Purification

Entegris 2015 Analyst Meeting  |  33
Introduction of Cobalt Drives a New Product Cycle
Introduction of Cobalt Drives a New Product Cycle
Copper interconnect resistivity and reliability degrades as linewidth decreases –
new metallurgy needed
Copper Interconnect
Copper
Interconnect
TaN/Ta
Barrier
Cobalt
barrier,
via, cap
Cobalt contact
Entegris
Solutions
Snorkel FOUPs
ALD/CVD precursors
Precursor delivery systems
Post CMP clean formulations
Cu and Co plating formulations
Post Etch clean formulations
Advanced filtration
Wire
Via
IC Cross Section

Entegris 2015 Analyst Meeting  |  34
What matters to the customer
Wet Process Sector Example
Wet Process Sector Example
Yield
Metal contamination
Organic contamination
Particle contamination
Wet Etch and Clean
Performance
Advanced process materials
Device composition,
geometry, properties
Material compatibility
Throughput
Cost
Lifetime
Maintenance

Entegris 2015 Analyst Meeting  |  35
Peroxide
Monitor
-
-
Bath Life
2016
Formulated
Chemistry
Cooptimized
Filtration
Peroxide
Monitor
Integrated capabilities roadmap: copper post-etch residue removal
Entegris Wet Etch and Clean Roadmap Example
Entegris Wet Etch and Clean Roadmap Example
Customer Benefit
Performance
Yield
Cost
InVue™ CR-288
concentration
monitor
QuickChange®
NX filters
TitanKlean® 9c
Future
Regeneration
Filtration
Performance
Driver
Year
Clean
Chemistry
Particle
Filter
TiN Removal
2014
Formulated
Chemistry
Independent
Filtration
Particle
Reduction
2015
Formulated
Chemistry
Matched
Filtration
Regeneration
Filter
-
-
Impurity
Removal

Entegris 2015 Analyst Meeting  |  36
What these Inflection Point Technologies Mean for Entegris
What these Inflection Point Technologies Mean for Entegris
Technology
Commentary
Multi-
patterning
More process steps drives increased use of cleans and filtration
Low temperature CVD precursors required for patterning films
Increased need for general contamination control
3D NAND
Challenging etch and deposition processes
Fluorine-free tungsten is a key enabler
FinFET
Moderating need for implant gas delivery solutions offset by increased need for CVD/ALD
precursors
Specialty coatings required for high-temperature implant steps
Cobalt
Use of cobalt drives new product cycle
Additional device metal layers drives incremental use of materials
Key inflection point technologies represent an incremental
revenue opportunity well in excess of $100M by 2018

Greg Graves Executive Vice President and CFO Greg Graves Executive Vice President and CFO Financial Perspective Financial Perspective

Entegris 2015 Analyst Meeting  |  38
Going Forward –
Creating Value for Stakeholders
Going Forward –
Creating Value for Stakeholders
Growth in excess of market
(100-200 bps)
Achieve target model
Pay down debt
EPS growth
Growth in excess of market
(100-200 bps)
Achieve target model
Pay down debt
EPS growth
Financial
objectives
Investment
priorities
R&D
Internal capabilities
New market development
Superior profitability
Financial discipline
Target
model

Entegris 2015 Analyst Meeting | 39 Our Scorecard Our Scorecard Financial Objectives FY14 Q115 Growth in excess of market Achieve target model Pay down debt EPS growth

Entegris 2015 Analyst Meeting  |  40
Proven execution and leverage in the operating model
1
Represents range of adjusted operating margin based on respective quarterly revenue levels.
2
Adjusted for amortization of intangible assets and one-time charges and expenses, adjusted for unrealized synergies.
3
Assumes shares outstanding equal 140 million.
Target Model and Historical Performance
Target Model and Historical Performance
2010
2011
2012
2013
2014
2015
$0
$50
$100
$150
$200
$250
$300
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Revenue
Operating Margin
Target Model
0%
5%
10%
15%
20%
25%
30%
Quarterly Revenue Level
Revenue ($M)
$250
$280
$310
Adjusted Operating Margin
2
14% -
16%
17% -
19%
20%+
Earnings Per Share
3
$0.14 -
$0.16
$0.20 -
$0.22
$0.26+
1

Entegris 2015 Analyst Meeting  |  41
$ and share data in millions
Balance Sheet
Balance Sheet
$2.43 in cash per share
Net leverage of 1.7x EBITDA
$76 million in debt repayment since close of acquisition
Commitment to repay an additional $75 million by end of Q3
March 28, 2015
December 31, 2014
Assets
Cash and cash
equivalents
$341
$390
Accounts receivable
$185
$154
Inventories
$166
$163
Total Assets
$1,733
$1,762
Liabilities and Equity
Term loan B
$382
$407
Notes
$360
$360
Shareholders' equity
$755
$748
Common shares
outstanding
140
140

Entegris 2015 Analyst Meeting  |  42
ATMI acquisition has driven significant EPS growth
1
2012-2014 Revenue and Non-GAAP EPS as reported. 2015 and 2016 Revenue and Non-GAAP EPS based on analysts estimates as of June 15, 2015. Non-GAAP EPS excludes acquisition-related costs and integration expense.
Entegris Financial Results
Entegris Financial Results
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
2012
2013
2014
2015
2016
Non-GAAP Revenue and EPS
1
EPS
Revenue
$0
$200
$400
$600
$800
$1,000
$1,200

Entegris 2015 Analyst Meeting  |  43
2014
Non-GAAP
As Reported
2014
Pro Forma
Combined
Two-Year
Industry
Growth
3
2.4%
Growth >
Industry
1.25%
Operating
Leverage
Interest
Expense
Reduction
4
Revenue
$962
$1,076
$1,128
$1,156
$1,156
$1,156
Operating Income
1
$161
$222
$222
% of revenue
17%
19%
19%
Interest expense
$28
($38)
($28)
EPS
2
$0.69
$0.95
$1.00
Illustrative model –
modest growth, operating leverage and debt reduction
lead to $1 per share plus by 2016
1
Operating margin per revised target model including $30 million of synergies.
2
EPS assumes no other income/expense, 28% combined tax rate and 140 million shares outstanding.
3
Reflects two-year industry growth assumption based on Gartner two-year 2014-2016 CAGR estimates:
MSI +2.7% and WFE +1.0% and an 80%/20% MSI/WFE weighting.
4
Assumes term loan is reduced by $300 million. Each $100 million reduction in term loan is $0.016 per share annually.
EPS Growth Formula
EPS Growth Formula

Entegris 2015 Analyst Meeting  |  44
By 2016, three-year cumulative cash from operations is estimated to reach more than $465 million
Projected Cash From Operations and Free Cash Flow
Projected Cash From Operations and Free Cash Flow
2014
2015P
2016P
Capex
FCF
Total Cash Flow From Operations
($ in millions)
$126
$160
$180
Note: 2014 is as reported. 2015 and 2016 reflect company estimates.

Entegris 2015 Analyst Meeting  |  45
Our strategy to date has been focused on debt repayment
Capital Allocation
Capital Allocation
Flexibility
Buyback
Shares
Repurchase
6% Notes
Repay 3.5%
Term Loan
Retain Cash;
Build Liquidity
Balancing Priorities
M&A
EPS Growth

Entegris 2015 Analyst Meeting  |  46
The ATMI acquisition has been a success and is creating
significant value for all stakeholders
IoT and new technology trends will continue to drive growth
in our end markets
Positioned to outperform market by leveraging a unique
combination of technology breadth, global capabilities and
customer relationships
Recurring, unit-driven sales across the ecosystem provides
stable business model
Proven execution, strong operating leverage and disciplined
capital allocation will drive significant EPS expansion
Key Takeaways
Key Takeaways

Entegris®, the Entegris Rings Design® and Creating a Material Advantage® are trademarks of Entegris, Inc. ©2015 Entegris, Inc. All rights reserved.